EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Friedman Industries, Incorporated (the “Company”) on Form 10-K for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Crow, Chief Executive Officer, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William E. Crow
Chief Executive Officer, President
and Chief Operating Officer

Dated: June 27, 2006